NEWS RELEASE
FORWARD AIR CORPORATION REPORTS
SECOND QUARTER 2012 RESULTS

GREENEVILLE, Tenn.- (BUSINESS WIRE) - July 19, 2012 - Forward Air Corporation (NASDAQ:FWRD) today reported revenue, operating income, net income and diluted earnings per share for the second quarter and six months ended June 30, 2012.

Operating revenue for the quarter ended June 30, 2012 increased 12.2% to $148.3 million from $132.2 million for the same quarter in 2011. Income from operations was $23.1 million, compared with $19.9 million in the prior-year quarter. As a percent of operating revenue, income from operations increased to 15.6% from 15.1% for the same quarter last year. Net income during the period increased to $14.2 million from $12.0 million in the prior-year quarter. Income per diluted share for the second quarter of 2012 was $0.48 compared with $0.40 in the prior-year quarter.

Operating revenue for the six months ended June 30, 2012 increased 13.1% to $285.4 million from $252.4 million for the same period in 2011. Income from operations was $39.9 million, compared with $33.2 million in the prior-year period. As a percent of operating revenue, income from operations increased to 14.0% for the first six months of 2012 from 13.1% for the same period in 2011. Net income during the period was $24.4 million compared to $19.8 million in the prior-year period. Income per diluted share from operations for the first six months of 2012 was $0.83 compared with $0.67 in the prior-year period.

Bruce A. Campbell, Chairman, President, and CEO, commenting on the second quarter said, “As anticipated, we delivered a solid second quarter operation performance. Additionally, we continued to have strong demand for our Forward Air, Inc. service offerings, which, in turn, drove double digit revenue growth and produced a 20% increase in our income per diluted share.”

Commenting further, Mr. Campbell said, “Our recent positive yield trends did moderate during the quarter as we passed the June anniversary of our 2011 general rate increase and experienced a reduction in the benefit derived from net fuel surcharges as a result of lower diesel prices. We will implement our 2012 general rate increase effective September 2, 2012. The anticipated net benefit on airport to airport revenue is estimated to be approximately 3% on a monthly basis.”

Turning to the Forward Air Solutions business segment, Mr. Campbell said, “Over the course of the second quarter Solutions continued to steadily improve posting essentially a break-even compared to an operating loss of nearly half a million dollars in the second quarter of 2011. Our Solutions team is intensely focused on being profitable for the remainder of the year.”

In closing, Mr. Campbell said, “As always, I would like to thank the Forward Air team of employees and independent contractors for their dedication and hard work. Without them, these results would not have been possible.”

Commenting on the Company's guidance for the third quarter, Rodney L. Bell, Senior Vice President and CFO said, “We anticipate that our third quarter 2012 revenues will increase in the range of 10% to 14% over the comparable 2011 period, and we expect income per diluted share to be between $0.47 and $0.51 per share. This compares to $0.44 per share in the third quarter of 2011.”

Review of Financial Results

Forward Air will hold a conference call to discuss second quarter 2012 results on Friday, July 20, 2012 at 9:00 a.m. EDT. The Company's conference call will be available online at www.forwardair.com or by dialing 800-230-1059. A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 85 cities in the United States and Canada.  It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 20 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Operating revenue:
Forward Air
Airport-to-airport	$102,464	$91,493	$193,092	$173,640
Logistics	21,124	18,005	42,437	34,500
Other	6,769	6,871	12,970	13,274
Forward Air Solutions
Pool distribution	17,969	15,823	36,908	30,980
Total operating revenue	148,326	132,192	285,407	252,394

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	42,639	35,675	79,396	68,269
Logistics	16,086	13,373	31,802	26,173
Other	1,832	1,659	3,430	3,132
Forward Air Solutions
Pool distribution	4,686	3,502	9,813	6,958
Total purchased transportation	65,243	54,209	124,441	104,532
Salaries, wages and employee benefits	32,536	31,439	65,710	61,934
Operating leases	6,824	6,705	13,931	13,411
Depreciation and amortization	5,394	5,222	10,515	10,304
Insurance and claims	2,236	1,845	5,034	4,020
Fuel expense	2,412	2,564	4,953	4,952
Other operating expenses	10,598	10,332	20,951	20,079
Total operating expenses	125,243	112,316	245,535	219,232
Income from operations	23,083	19,876	39,872	33,162

Other income (expense):
Interest expense	(79)	(141)	(130)	(336)
Other, net	(2)	31	15	47
Total other expense	(81)	(110)	(115)	(289)
Income before income taxes	23,002	19,766	39,757	32,873
Income taxes	8,835	7,797	15,317	13,035
Net income and comprehensive income	$14,167	$11,969	$24,440	$19,838

Net income per share:
Basic	$0.49	$0.41	$0.85	$0.68
Diluted	$0.48	$0.40	$0.83	$0.67
Weighted average shares outstanding:
Basic	28,908	29,337	28,800	29,236
Diluted	29,445	29,851	29,402	29,618

Dividends per share:	$0.07	$0.07	$0.14	$0.14

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	June 30, 2012	December 31, 2011 (a)
Assets
Current assets:
Cash and cash equivalents	$68,832	$58,801
Accounts receivable, net	77,557	70,922
Other current assets	15,709	9,994
Total current assets	162,098	139,717

Property and equipment	237,256	223,135
Less accumulated depreciation and amortization	98,174	93,267
Net property and equipment	139,082	129,868
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net of accumulated amortization	24,373	26,668
Total net goodwill and other acquired intangibles	67,705	70,000
Other assets	1,891	1,566
Total assets	$370,776	$341,151

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$12,278	$12,392
Accrued expenses	19,726	20,986
Current portion of debt and capital lease obligations	474	552
Total current liabilities	32,478	33,930

Debt and capital lease obligations, less current portion	139	333
Other long-term liabilities	6,883	8,860
Deferred income taxes	12,499	11,126

Shareholders’ equity:
Common stock	289	285
Additional paid-in capital	54,104	42,212
Retained earnings	264,384	244,405
Total shareholders’ equity	318,777	286,902
Total liabilities and shareholders’ equity	$370,776	$341,151

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	June 30, 2012	June 30, 2011
Operating activities:
Net income	$14,167	$11,969
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,394	5,222
Share-based compensation	1,517	1,512
Gain on disposal of property and equipment	(29)	(21)
Provision for loss on receivables	1	22
Provision for revenue adjustments	500	449
Deferred income taxes	2,241	1,919
Tax benefit for stock options exercised	(2)	(131)
Changes in operating assets and liabilities
Accounts receivable	(2,682)	(1,863)
Prepaid expenses and other current assets	(2,203)	(864)
Accounts payable and accrued expenses	(12,939)	(874)
Net cash provided by operating activities	5,965	17,340

Investing activities:
Proceeds from disposal of property and equipment	531	388
Purchases of property and equipment	(5,220)	(8,112)
Other	(41)	(7)
Net cash used in investing activities	(4,730)	(7,731)

Financing activities:
Payments of debt and capital lease obligations	(136)	(157)
Proceeds from exercise of stock options	253	2,793
Payments of cash dividends	(2,038)	(2,066)
Common stock issued under employee stock purchase plan	119	128
Tax benefit for stock options exercised	2	131
Net cash (used in) provided by financing activities	(1,800)	829
Net (decrease) increase in cash	(565)	10,438
Cash at beginning of period	69,397	85,681
Cash at end of period	$68,832	$96,119

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six months ended
	June 30, 2012	June 30, 2011
Operating activities:
Net income	$24,440	$19,838
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,515	10,304
Share-based compensation	3,123	2,955
Loss on disposal of property and equipment	167	—
Provision for loss (recovery) on receivables	111	(28)
Provision for revenue adjustments	927	933
Deferred income taxes	1,437	1,939
Tax benefit for stock options exercised	(206)	(219)
Changes in operating assets and liabilities
Accounts receivable	(5,173)	(7,921)
Prepaid expenses and other current assets	(3,128)	(1,745)
Accounts payable and accrued expenses	(8,293)	6,503
Net cash provided by operating activities	23,920	32,559

Investing activities:
Proceeds from disposal of property and equipment	736	667
Purchases of property and equipment	(18,318)	(15,441)
Other	(347)	301
Net cash used in investing activities	(17,929)	(14,473)

Financing activities:
Payments of debt and capital lease obligations	(272)	(328)
Proceeds from exercise of stock options	8,445	7,631
Payments of cash dividends	(4,072)	(4,121)
Common stock issued under employee stock purchase plan	119	128
Cash settlement of share-based awards for minimum tax withholdings	(386)	—
Tax benefit for stock options exercised	206	219
Net cash provided by financing activities	4,040	3,529
Net increase in cash	10,031	21,615
Cash at beginning of period	58,801	74,504
Cash at end of period	$68,832	$96,119

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2012	Revenue	2011	Revenue	Change	Change
Operating revenue
Forward Air	$130.5	88.0%	$116.5	88.1%	$14.0	12.0%
FASI	18.4	12.4	15.9	12.0	2.5	15.7
Intercompany eliminations	(0.6)	(0.4)	(0.2)	(0.1)	(0.4)	200.0
Total	148.3	100.0	132.2	100.0	16.1	12.2

Purchased transportation
Forward Air	60.9	46.7	50.8	43.6	10.1	19.9
FASI	4.9	26.6	3.6	22.7	1.3	36.1
Intercompany eliminations	(0.5)	83.3	(0.2)	100.0	(0.3)	150.0
Total	65.3	44.0	54.2	41.0	11.1	20.5

Salaries, wages and employee benefits
Forward Air	25.4	19.5	24.7	21.2	0.7	2.8
FASI	7.1	38.6	6.7	42.1	0.4	6.0
Total	32.5	21.9	31.4	23.7	1.1	3.5

Operating leases
Forward Air	5.0	3.8	5.0	4.3	—	—
FASI	1.8	9.8	1.7	10.7	0.1	5.9
Total	6.8	4.6	6.7	5.1	0.1	1.5

Depreciation and amortization
Forward Air	4.2	3.2	4.1	3.5	0.1	2.4
FASI	1.2	6.5	1.1	6.9	0.1	9.1
Total	5.4	3.6	5.2	3.9	0.2	3.8

Insurance and claims
Forward Air	1.7	1.3	1.5	1.3	0.2	13.3
FASI	0.5	2.7	0.4	2.5	0.1	25.0
Total	2.2	1.5	1.9	1.4	0.3	15.8

Fuel expense
Forward Air	1.0	0.7	1.2	1.0	(0.2)	(16.7)
FASI	1.4	7.6	1.4	8.8	—	—
Total	2.4	1.6	2.6	2.0	(0.2)	(7.7)

Other operating expenses
Forward Air	9.1	7.0	8.8	7.6	0.3	3.4
FASI	1.6	8.7	1.5	9.4	0.1	6.7
Intercompany eliminations	(0.1)	16.7	—	—	(0.1)	(100.0)
Total	10.6	7.2	10.3	7.8	0.3	2.9

Income (loss) from operations
Forward Air	23.2	17.8	20.4	17.5	2.8	13.7
FASI	(0.1)	(0.5)	(0.5)	(3.1)	0.4	(80.0)
Total	$23.1	15.6%	$19.9	15.1%	$3.2	16.1%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Six months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2012	Revenue	2011	Revenue	Change	Change
Operating revenue
Forward Air	$248.9	87.2%	$221.7	87.8%	$27.2	12.3%
FASI	37.6	13.2	31.1	12.3	6.5	20.9
Intercompany eliminations	(1.1)	(0.4)	(0.4)	(0.1)	(0.7)	175.0
Total	285.4	100.0	252.4	100.0	33.0	13.1

Purchased transportation
Forward Air	115.2	46.3	97.7	44.1	17.5	17.9
FASI	10.1	26.9	7.2	23.1	2.9	40.3
Intercompany eliminations	(0.9)	81.8	(0.4)	100.0	(0.5)	125.0
Total	124.4	43.6	104.5	41.4	19.9	19.0

Salaries, wages and employee benefits
Forward Air	51.1	20.5	48.7	22.0	2.4	4.9
FASI	14.6	38.8	13.3	42.8	1.3	9.8
Total	65.7	23.0	62.0	24.6	3.7	6.0

Operating leases
Forward Air	10.1	4.1	9.8	4.4	0.3	3.1
FASI	3.8	10.1	3.6	11.6	0.2	5.6
Total	13.9	4.9	13.4	5.3	0.5	3.7

Depreciation and amortization
Forward Air	8.2	3.3	8.2	3.7	—	—
FASI	2.3	6.1	2.1	6.7	0.2	9.5
Total	10.5	3.7	10.3	4.1	0.2	1.9

Insurance and claims
Forward Air	3.8	1.5	3.1	1.4	0.7	22.6
FASI	1.2	3.2	0.9	2.9	0.3	33.3
Total	5.0	1.7	4.0	1.6	1.0	25.0

Fuel expense
Forward Air	2.2	0.9	2.3	1.0	(0.1)	(4.3)
FASI	2.8	7.5	2.6	8.4	0.2	7.7
Total	5.0	1.7	4.9	1.9	0.1	2.0

Other operating expenses
Forward Air	17.8	7.1	17.2	7.8	0.6	3.5
FASI	3.4	9.0	2.9	9.3	0.5	17.2
Intercompany eliminations	(0.2)	18.2	—	—	(0.2)	(100.0)
Total	21.0	7.4	20.1	8.0	0.9	4.5

Income (loss) from operations
Forward Air	40.5	16.3	34.7	15.6	5.8	16.7
FASI	(0.6)	(1.6)	(1.5)	(4.8)	0.9	(60.0)
Total	$39.9	14.0%	$33.2	13.1%	$6.7	20.2%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2012	2011	Change

Operating ratio	82.2%	82.5%	(0.4)%

Business days	64.0	64.0	—
Business weeks	12.8	12.8	—

Airport-to-airport:
Tonnage
Total pounds ¹	461,986	438,208	5.4
Average weekly pounds ¹	36,093	34,235	5.4

Linehaul shipments
Total linehaul	735,657	596,592	23.3
Average weekly	57,473	46,609	23.3

Forward Air Complete shipments	208,945	89,710	132.9
As a percentage of linehaul shipments	28.4%	15.0%	89.3

Average linehaul shipment size	628	735	(14.6)

Revenue per pound ²
Linehaul yield	$17.07	$16.74	1.6
Fuel surcharge impact	1.93	1.94	—
Forward Air Complete impact	3.21	2.22	4.7
Total airport-to-airport yield	$22.21	$20.90	6.3

Logistics:
Miles
Owner operator ¹	9,185	7,567	21.4
Third party ¹	3,823	3,113	22.8
Total Miles	13,008	10,680	21.8

Revenue per mile	$1.62	$1.69	(4.1)

Cost per mile	$1.25	$1.25	—%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Six months ended
	June 30,	June 30,	Percent
	2012	2011	Change

Operating ratio	83.7%	84.4%	(0.8)%

Business days	128.0	128.0	—
Business weeks	25.6	25.6	—

Airport-to-airport:
Tonnage
Total pounds ¹	884,124	838,766	5.4
Average weekly pounds ¹	34,536	32,764	5.4

Linehaul shipments
Total linehaul	1,373,095	1,169,048	17.5
Average weekly	53,637	45,666	17.5

Forward Air Complete shipments	332,311	172,716	92.4
As a percentage of linehaul shipments	24.2%	14.8%	63.5

Average linehaul shipment size	644	717	(10.2)

Revenue per pound ²
Linehaul yield	$16.99	$16.72	1.3
Fuel surcharge impact	1.92	1.81	0.5
Forward Air Complete impact	2.96	2.20	3.7
Total airport-to-airport yield	$21.87	$20.73	5.5

Logistics:
Miles
Owner operator ¹	18,105	14,547	24.5
Third party ¹	7,510	6,372	17.9
Total Miles	25,615	20,919	22.4

Revenue per mile	$1.66	$1.65	0.6

Cost per mile	$1.25	$1.25	—%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com